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                                                                   EXHIBIT 10.66

             AMENDMENT TO ALLIED GROUP EMPLOYEE STOCK OWNERSHIP PLAN



                                  July 27, 1998


                  WHEREAS, Nationwide Mutual Insurance Company ("Nationwide") announced a tender offer to purchase all outstanding shares of the ALLIED Group, Inc. Common Stock, including the shares of Common Stock held by the Trustee of the ALLIED Group Employee Stock Ownership Plan (the "Plan");

                  WHEREAS, there are many conditions and requirements that must be completed before the tender offer is completed and there is a "Change in Control" as defined by the June 1, 1998 Amendment to the ALLIED Group ESOP;

                  WHEREAS, while it is currently anticipated that the Change in Control will occur during 1998, it is possible that the Change in Control may not occur until 1999;

                  WHEREAS, ALLIED Group, Inc. (the "Company") believes that employees who retire, become disabled or die in 1998 should be rewarded for their continued and long service to the Company by treating their retirement, disability or death in 1998 as if it occurred in the year of the Change in Control and should be allocated the proceeds received from the Nationwide tender offer in the same manner as if their retirement, death or disability had occurred in the year of the Change in Control if such year is not 1998;

                  WHEREAS, Nationwide has reviewed and approved the proposed Third Amendment.

                  BE IT RESOLVED, that the Plan shall be amended as set forth in the attached Third Amendment to the Plan.


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                                       20


                               Third Amendment to
             The ALLIED Group Employee Stock Ownership Plan ("Plan")

                  By virtue and in exercise of the amending power reserved to ALLIED Group, Inc. (the "Company") pursuant to subsection 12.1 of the Plan, and pursuant to resolutions to amend adopted July 27, 1998, the Plan is hereby amended as set forth below, effective as of July 27, 1998.

                  1. Amend the second sentence of section 6.11(a), as amended by the Second Amendment, to read as follows:

                  The term "eligible Participant" also includes any Participant who died or retired (within the meaning of paragraphs (a),
                  (b), (c) or (d) of subsection 8.3)("retired eligible Participant") during the Plan Year in which the Change in Control occurs or if the Change in Control results from the tender offer by Nationwide Mutual Insurance Company and occurs during a calendar year ending after December 31, 1998, the retired eligible Participant died or retired in a Plan Year beginning on or after January 1, 1998 and prior to such Change in Control.

                  2. Amend the second sentence of section 6.11(c), as amended by the Second Amendment, to read as follows:

                  For purposes of this subsection 6.11, Compensation shall have the meaning provided in subsection 6.6, except that the Participant's Compensation for the Plan Year preceding the Plan Year in which the Change in Control occurs or in the case of a retired eligible Participant, the Plan Year preceding his retirement or death, shall be used, and Compensation shall include Compensation with a Related Company.

                  IN WITNESS WHEREOF, the undersigned has caused these presents to be signed on behalf of the Company and its corporate seal affixed and attested, this ____ day of ______________, 1998.

                               ALLIED Group, Inc.

                                              By:  /s/ Stephen S. Rasmussen
                                                  ------------------------------
                                                       Stephen S. Rasmussen

                                              Its:     Executive Vice President
                                                  ------------------------------
Attest:

By:  /s/ Sally J. Malloy
    ------------------------------
         Sally J. Malloy

Its:     Secretary
    ------------------------------